UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

AEMETIS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT / ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

Amended and Restated Heiskell Purchasing Agreement

On May 17, 2013, Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation and a wholly-owned subsidiary of Aemetis, Inc. (“AAFK”) entered into an Amended and Restated Heiskell Purchasing Agreement dated May 16, 2013 (“Purchasing Agreement”) with J.D. Heiskell Holdings, LLC, a California limited liability company doing business as J.D. Heiskell & Co (“Heiskell”). Pursuant to the Purchasing Agreement, Heiskell will purchase and then resell the wet distiller’s grains with solubles, concentrated distiller’s solubles (a low fiber, high-protein product derived from the ethanol production process, also known as syrup), corn oil (a high fat liquid product derived from the ethanol production process), and denatured ethanol from AAFK’s ethanol plant located near Keyes, California. The Purchasing Agreement will continue annually unless either party gives notice of termination as outlined in the agreement.

Amended and Restated Grain Procurement and Working Capital Agreement

On May 17, 2013, AAFK entered into an Amended and Restated Grain Procurement and Working Capital Agreement dated May 7, 2013 (“Grain Procurement Agreement”) with Heiskell. Pursuant to the Grain Procurement Agreement, AAFK will purchase from Heiskell all of AAFK’s requirements for whole yellow corn for the ethanol plant, and from time to time, Heiskell may also enter into sale contracts with AAFK for milo/grain sorghum.

The foregoing description of the Purchasing Agreement and Grain Procurement Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchasing Agreement and Grain Procurement Agreement which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Heiskell Purchasing Agreement dated May 16, 2013, by and between Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation and a wholly-owned subsidiary of Aemetis, Inc. and J.D. Heiskell Holdings, LLC, a California limited liability company doing business as J.D. Heiskell & Co.**

10.2	Amended and Restated Aemetis Keyes Grain Procurement and Working Capital Agreement, dated May 2, 2013, by and between Aemetis Advanced Fuels Keyes, Inc., and J.D. Heiskell Holdings, LLC.**
_____________
**Confidential treatment has been requested for portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

Date: May 22, 2013	By:	/s/ Eric A. McAfee
Eric A. McAfee Chief Executive Officer

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